October 31, 2002



                                                                   ANNUAL REPORT



CGF  CAPSTONE GROWTH FUND
     --------------------------------------
     BUILDING WEALTH WHILE CONTROLLING RISK



                                      CGF

CAPSTONE SERIES FUND, INC.
--------------------------------------------------------------------------------

Dear Shareholder:

We are pleased to present the annual report for Capstone Series Fund, Inc. for the year ended October 31, 2002.

ECONOMIC OVERVIEW

IRRATIONAL EXUBERANCE OR IRRATIONAL PESSIMISM?

In one of his more famous speeches, Federal Reserve Chairman Alan Greenspan cautioned equity investors against what he termed "irrational exuberance." By this he meant investors were being too optimistic about the prospects for corporate profits and prospective investment returns. Chairman Greenspan made his speech on December 5, 1996. He was speaking against a back drop in which equity prices had advanced 82% from their 1994 lows to December, 1996. This translated into an annualized rate of over 24% per year. Moreover, over half of this market expansion was driven by rising price-earnings ratios as investor optimism about future profit growth increased. As Chairman Greenspan spoke, the S&P 500 P/E ratio had reached a record high of 16.36x earnings. The equity market, nonetheless, failed to hear the prophecy and continued to advance by over 100% during the next 3 years, 3 months until March, 2000, when the recent bear market began.

While the Federal Reserve Chairman has been silent recently on market valuations, we believe the case can now be made for "irrational pessimism." As this is written, the S&P 500 is down 44% from its March, 2000 high. Over the same period, earnings expectations for the S&P 500 have fallen by about 10%. The remainder of the decline is accounted for by the S&P P/E ratio falling from 25x at the peak to 14.5x currently. This, to us, is one of the more telling indicators that the optimism of years past has been wrung out of equity prices.

Important as well are the changes in equity valuations with respect to alternative investments. In the heat of the later stages of the bull market, equity prices lost touch with fixed income investments. At the top, investors were willing to pay more for risky equities than they were for their risk free bond equivalents. Irrational exuberance indeed. Today, the situation has more than reversed and swung to the opposite extreme. This is best illustrated by an example.

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CAPSTONE SERIES FUND, INC.
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INVESTMENT CHOICE: 10 YEAR TREASURY VS. GENERAL ELECTRIC COMMON STOCK

At present the ten-year treasury is yielding about 3.9%. If one were to invest in this security, he or she would receive interest of 3.9% annually, and at the end of ten years, the original investment. The annualized return on this investment would be 3.9%.

Alternatively, one might invest in General Electric common stock. The current annualized dividend on GE is $0.72; the share price is $25.91, meaning the dividend yield is 2.77%. Expected earnings per share for this year are $1.65, giving the stock a price-earnings ratio of 15.7x. This multiple is the lowest for GE stock in years. Analyst's estimates for long-term earnings growth for GE are in line with the company's historical growth rate of 14% per year.

So, which investment should an investor undertake? A ten-year treasury returning 3.9% or GE stock.

If we assume that GE's earnings grow at only 7% per year, (half the historical and projected growth rate), that dividends grow at 4% per year (one fourth the historical rate), and that GE's P/E ratio remains at its current low, the annualized return on investment over 10 years is 10.70%. This is 6.8 percentage points higher than the return on the ten-year treasury. A margin such as this allows plenty of room for things to go wrong. At the top, investors often heard the phrase, "the market is priced for perfection." Currently, it might as easily be said that it is priced for unending imperfection. In fact, if we perform the above exercise to the overall S&P 500 using similarly modest assumptions, the annualized rate of return is 8.2%.

We find comfort in that contrary to the environment toward the top of the last bull market, when unheard of valuations were justified by unheard of valuation measures; the current environment lends itself to simple arithmetic that anyone with a pencil, paper, and a ten key calculator can perform. In the fog of either irrational exuberance or pessimism, the obvious is the first to disappear and the last to reappear. The investment basis for the next move in the market has been laid. The direction, we think, is up.

THE BOND MARKET

The fixed income market enjoyed its best quarter of 2002 as the Lehman Aggregate Index rose 4.58% bringing the year-to-date return to +8.55%. The Lehman Aggregate Index is the most comprehensive measure of the domes-

CAPSTONE SERIES FUND, INC.
--------------------------------------------------------------------------------


tic investment-grade bond market; please see Table I below for returns of various components within the Aggregate Index. Investors witnessed a dramatic decline in the U.S. Treasury yield curve as the yield on the ten-year note experienced a 120 basis point drop for the quarter and finished the quarter with a yield of 3.59%. This 120 basis point decline in yield translates into a 9-1/2 point increase in the price of the ten-year note. Treasury prices rose as investors sought a safe haven from a number of risks: the effort to mount a regime change in Iraq, the ongoing war on terrorism, weak stock markets (both in the U.S. and abroad), concerns about the possibility of a "double-dip" recession in the U.S., further revelations of corporate governance scandals, and the upcoming mid-term elections. Table I highlights the "flight to quality" of the third quarter as Treasuries outdistanced the corporate and mortgage sectors by 317 and 474 basis points respectively.

TABLE I: TOTAL RETURNS - LEHMAN BROTHERS INDICES

Index                          Q1         Q2        Q3       YTD
-----                          --         --        --       ---
Aggregate                    +0.09      +3.69     +4.58     +8.55
Government/Credit            (0.47)     +3.75     +5.70     +9.15
Intermediate Govt/Credit     (0.22)     +3.56     +4.53     +8.01
U.S. Treasury                (0.86)     +4.52     +7.40    +11.28
Corporate                    (0.37)     +2.70     +4.23     +6.64
Mortgage-Backed              +0.99      +3.48     +2.66     +7.29



The tidal wave of residential mortgage refinancing also provided a boost to the Treasury market. With mortgage rates now at the lowest levels in decades, refinancing is a very attractive option for a large percentage of the population. The steep drop over the last few months prompted many families to refinance mortgages that are even less than one year old. Few banks or other mortgage originators will hold a mortgage for the entire life of the loan, most mortgages are repackaged and sold to investors as Ginnie-Mae, Fannie-Mae, and Freddie-Mac securities. In fact, these repackaged mortgages constitute 35% of the Lehman Aggregate Index. The boost to the Treasury market came from the fact that some large investors, who purchased these securities in recent years, have been forced to make substantial adjustments within their portfolios to counter the "shortening" duration of their positions. The highest profile instance of this problem is Fannie-Mae itself. While Fannie-Mae serves as "repackager" of mortgages, they are also an active buyer of these securities for their own portfolio. Fannie-Mae issues bonds in the market to raise capital and then turns around and reinvests this capital in mortgages (at a

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CAPSTONE SERIES FUND, INC.
--------------------------------------------------------------------------------


higher rate). Fannie-Mae earns the "spread" between the rate on their assets (the mortgages that they bought) and their liabilities (the bonds they issued). To reduce their exposure to interest rate risk, Fannie-Mae continually readjusts their portfolio to maintain a tight match between the average maturity of their liabilities and assets. Normally, Fannie-Mae tries to maintain a duration gap of +/- 6 months. In August, that duration gap moved to -14 months, one of the widest levels in recent years. In order to bring the gap closer to the target, Fannie-Mae was required to purchase billions of dollars of longer-duration assets. This fact provided a strong level of support for ten-year and thirty-year Treasuries. While Fannie-Mae was the highest profile investor placed in this predicament, there were many other large investors that were also faced with the prospect of having to buy high-quality longer-dated securities to reduce their interest rate risk.

In our newsletter published at the conclusion of the second quarter, we commented on the trends within the corporate sector. Table II provides an update on the year-to-date performance for corporate bonds. The quality theme of the first two quarters intensified in the third quarter. Recall that through the first six months of 2002 "AA-rated" issues outdistanced "A-rated" and "BBB-rated" issues by 147 basis points and 326 basis points respectively. By the end of the third quarter, the year-to-date relative performance had widened out to +286 basis points for "AA" versus "A." For "AA" versus "BBB" the swing was even more dramatic as the year-to-date relative performance gapped out to 709 basis points. The BBB sector continues to suffer from the concerns about the strength of the economic recovery. In terms of sector performance, finance remains the top-performing sector year-to-date, while the utility and industrial sectors switched positions - the utility sector is now the worst performing sector year-to-date. The utility sector experienced a very difficult third quarter with a rash of negative earnings announcements, a series of downgrades and adverse rulings related to last year's California energy crisis.

TABLE II: TOTAL RETURNS - LEHMAN BROTHERS CORPORATE BOND INDICES

                                    12/31/01            12/31/01
Sector:              Q1        Q2    6/30/02     Q3      9/30/02
-------              --        --    -------     --      -------
Industrials        (0.98)    +1.31    +0.31    +5.63      +5.95
Utilities          +0.21     +2.74    +2.96    (2.51)     +0.37
Finance            +0.35     +4.62    +4.99    +4.30      +9.50
AA                  0.00     +4.35    +4.35    +6.28     +10.90
A                  (0.30)    +3.20    +2.88    +5.02      +8.04
BBB                (0.42)    +1.52    +1.09    +2.70      +3.81

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CAPSTONE SERIES FUND, INC.
--------------------------------------------------------------------------------


At the September 24th meeting, the Federal Reserve elected to leave short-term interest rates unchanged at 1.75%. The meeting was unusual in that the vote (10-2) was not unanimous. This was the first time a dissenting vote was cast since December 2001 and the first time there were two dissenting votes since May 1998. The Fed Funds rate has remained at 1.75%, since December of 2001. While some economists have been pounding the table for more cuts in short-term rates, investors must recognize that there are limits to the impact of monetary policy. Just as the Fed was unable to curb the rapid rise in equity prices in the late 90's, an additional cut in short-term rates today is unlikely to spur new investments from corporations burdened with weak balance sheets and the possibility of another war in Iraq early next year. We expect that the slow economic recovery will continue as companies seek to repair their balance sheets by focusing on cost cutting and improving productivity. Corporate bonds should provide excellent relative performance versus Treasuries, Agencies, and mortgage-backed securities as this rebuilding process unfolds. Investors are living through extraordinary times: U.S. Treasury yields are at historic lows, the stock market is on the verge of its third consecutive losing year, boards of directors face a long battle to win back investor confidence, and a cloud of geopolitical risk hangs over the markets. In circumstances such as these, we can expect to witness dramatic swings in the financial markets once these pressures are relieved. Fixed income portfolios should be positioned for the potential unwinding of these pressures and the subsequent rise in yields that is likely to follow.

We sincerely appreciate your trust and confidence in us and look forward to continuing our relationship with you for many years to come.

Sincerely,





/s/ Edward L. Jaroski                      /s/ Dan E. Watson
-----------------------------------        ------------------------------------
Edward L. Jaroski                          Dan E. Watson
President and Chairman of the Board        Executive Vice President

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CAPSTONE SERIES FUND, INC.
--------------------------------------------------------------------------------


COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE CAPSTONE GROWTH FUND** AND THE LIPPER EQUITY GROWTH FUND INDEX*



                               [GRAPHIC OMITTED]



           Past performance is not predictive of future performance.


|----------------------------------------------------------------------------|
|                        Average Annual Total Return                         |
|                               as of 10/31/02                               |
|----------------------------------------------------------------------------|
|                                        1 Year      5 Year     10 Year      |
|----------------------------------------------------------------------------|
| Growth Fund                           (15.48)%     (0.48)%     6.28%       |
|----------------------------------------------------------------------------|
| Lipper Equity Growth Fund Index       (15.90)%     (1.26)%     7.81%       |
|----------------------------------------------------------------------------|

 *The Lipper Equity Growth Fund Index is an unmanaged index of companies whose long-term earnings are expected to grow significantly faster than the earnings of the stocks represented in the major unmanaged stock indices. Performance figures include the change in value of the stocks in the index and reinvestment of dividends.

**The Fund's performance assumes the reinvestment of all income dividends and capital gains distributions.

CAPSTONE SERIES FUND, INC.
SCHEDULE OF INVESTMENTS - OCTOBER 31, 2002
                                                                     GROWTH FUND
--------------------------------------------------------------------------------

                                                        SHARES        VALUE
                                                        ------        -----
COMMON STOCK (98.41%)

AEROSPACE & DEFENSE (4.07%)
United Technologies Corp.                               29,970     $ 1,848,250
                                                                   -----------
BANKS (3.32%)
Washington Mutual, Inc.                                 42,190       1,508,714
                                                                   -----------
BEVERAGES (3.92%)
Coca-Cola Co./The                                       38,280       1,779,254
                                                                   -----------
BIOTECHNOLOGY (2.10%)
Amgen, Inc.*                                            20,440         951,686
                                                                   -----------
BUILDING MATERIALS (3.19%)
American Standard Cos., Inc.*                           21,700       1,447,390
                                                                   -----------
COMPUTER HARDWARE (0.40%)
Cadence Design Systems, Inc.*                           17,940         181,732
                                                                   -----------
COMPUTER SERVICES & SOFTWARE (6.41%)
Fiserv, Inc.*                                           21,520         672,285
Microsoft Corp.*                                        41,880       2,239,324
                                                                   -----------
                                                                     2,911,609
                                                                   -----------
CONTAINERS (2.31%)
Pactiv Corp.*                                           53,000       1,051,520
                                                                   -----------
COSMETICS & TOILETRIES (3.70%)
Kimberly-Clark Corp.                                    25,630       1,319,945
Procter & Gamble Co.                                     4,100         362,645
                                                                   -----------
                                                                     1,682,590
                                                                   -----------

CAPSTONE SERIES FUND, INC.
SCHEDULE OF INVESTMENTS - OCTOBER 31, 2002
                                                                     GROWTH FUND
--------------------------------------------------------------------------------

                                                        SHARES        VALUE
                                                        ------        -----
FINANCIAL SERVICES (17.66%)
American International Group                            33,676     $ 2,106,434
Citigroup, Inc.                                         60,742       2,244,417
Fannie Mae                                              21,940       1,466,908
Household International, Inc.                           17,820         423,403
MBNA Corp.                                              35,775         726,590
Merrill Lynch & Co., Inc.                               27,760       1,053,492
                                                                   -----------
                                                                     8,021,244
                                                                   -----------
HEALTHCARE (2.16%)
HCA, Inc.                                               16,210         704,973
Laboratory Corp. Of America Holdings*                   11,540         278,114
                                                                   -----------
                                                                       983,087
                                                                   -----------
MEDIA (4.34%)
McGraw-Hill Cos., Inc./The                              30,560       1,971,120
                                                                   -----------
MEDICAL PRODUCTS (5.48%)
Baxter International, Inc.                              22,610         565,702
Johnson & Johnson                                       32,780       1,925,825
                                                                   -----------
                                                                     2,491,527
                                                                   -----------
MISCELLANEOUS MANUFACTURING (3.77%)
General Electric Co.                                    67,790       1,711,698
                                                                   -----------
OIL & GAS (11.67%)
BP Plc                                                  39,770       1,529,157
ChevronTexaco Corp.                                     26,680       1,804,368
Exxon Mobil Corp.                                       58,490       1,968,773
                                                                   -----------
                                                                     5,302,298
                                                                   -----------

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CAPSTONE SERIES FUND, INC.
SCHEDULE OF INVESTMENTS - OCTOBER 31, 2002
                                                                     GROWTH FUND
--------------------------------------------------------------------------------

                                                        SHARES        VALUE
                                                        ------        -----
PHARMACEUTICALS (5.84%)
Cardinal Health, Inc.                                   10,240     $   708,710
King Pharmaceuticals, Inc.*                             14,200         217,970
Pfizer, Inc.                                            54,337       1,726,287
                                                                   -----------
                                                                     2,652,967
                                                                   -----------
RETAIL (8.53%)
Target Corp.                                            25,890         779,807
Walgreen Co.                                            27,650         933,188
Wal-Mart Stores, Inc.                                   37,220       1,993,131
Yum! Brands, Inc.*                                       7,500         168,975
                                                                   -----------
                                                                     3,875,101
                                                                   -----------
SEMICONDUCTOR EQUIPMENT (2.56%)
Kla-Tencor Corp.*                                       32,650       1,162,667
                                                                   -----------
TELECOMMUNICATIONS (6.98%)
Alltel Corp.                                            36,230       1,800,993
Cisco Systems, Inc.*                                    47,210         527,808
Qualcomm, Inc.*                                         24,370         841,252
                                                                   -----------
                                                                     3,170,053
                                                                   -----------
    TOTAL COMMON STOCK
      (COST $48,559,134)                                            44,704,507
                                                                   -----------
MISCELLANEOUS ASSETS (1.02%)
Aim Prime Portfolio Money Market,
  Institutional Class                                   17,483          17,483
S&P 500 Depository Receipt Trust                         5,000         444,000
                                                                   -----------
    TOTAL MISCELLANEOUS ASSETS
      (COST $462,221)                                                  461,483
                                                                   -----------

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CAPSTONE SERIES FUND, INC.
SCHEDULE OF INVESTMENTS - OCTOBER 31, 2002
                                                                     GROWTH FUND
--------------------------------------------------------------------------------

                                                      PRINCIPAL       VALUE
                                                      ---------       -----
REPURCHASE AGREEMENT (0.87%)

Fifth Third Bank, 1.22%, dated 10/31/02,
  due 11/01/02, repurchase price $395,884
  (collateralized by FHARM Pool # 755247,
  4.626%, due 05/01/16, market value $407,747)
  (Cost $395,871)                                      395,871      $   395,871
                                                                    -----------
    TOTAL INVESTMENTS
      (COST $49,417,226) (100.30%)                                   45,561,861
    LIABILITIES IN EXCESS OF
      OTHER ASSETS, NET (-0.30%)                                       (134,464)
                                                                    -----------
    TOTAL NET ASSETS (100%)                                         $45,427,397
                                                                    ===========

*Non-income producing investment

Cost for federal income tax at October 31, 2002
  was $49,457,419 and net unrealized depreciation
  consisted of:
    Gross unrealized appreciation                                     2,467,377
    Gross unrealized depreciation                                    (6,362,935)
                                                                    -----------
    Net unrealized depreciation                                     $(3,895,558)
                                                                    ===========


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

CAPSTONE SERIES FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2002                                                     GROWTH FUND
--------------------------------------------------------------------------------

ASSETS:

  Investments, at market (identified cost $49,417,226)             $ 45,561,861
  Receivables:
    Dividends and interest                                               31,746
    Fund shares sold                                                     11,525
    Investments sold                                                  1,821,241
  Prepaid expenses                                                       12,457
                                                                   ------------
      Total assets                                                   47,438,830
                                                                   ------------
LIABILITIES:
  Payables:
    Fund shares redeemed                                           $      4,000
    Accrued distribution fees                                             9,378
    Due to advisor                                                       28,135
    Accrued expenses                                                     54,612
    Investments purchased                                             1,915,308
                                                                   ------------
      Total liabilities                                               2,011,433
                                                                   ------------
NET ASSETS                                                         $ 45,427,397
                                                                   ============
NET ASSETS CONSIST OF:
  Paid-in Capital                                                  $ 52,294,339
  Accumulated realized loss on investments                           (3,043,395)
  Undistributed net investment income                                    31,818
  Net unrealized loss on investments                                 (3,855,365)
                                                                   ------------
Net Assets for (200,000,000 of $0.01 par value
    shares authorized, 4,451,889 shares outstanding)               $ 45,427,397
                                                                   ============
Net Asset Value, offering and redemption price per share           $      10.20
                                                                   ============


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

CAPSTONE SERIES FUND, INC.
STATEMENT OF OPERATIONS FOR THE YEAR ENDED
OCTOBER 31, 2002                                                     GROWTH FUND
--------------------------------------------------------------------------------

INVESTMENT INCOME:
  Interest                                                         $      2,641
  Dividends                                                             796,408
  Miscellaneous                                                             530
                                                                   ------------
    Total Investment Income                                             799,579
                                                                   ------------
EXPENSES:
  Investment advisory fees (Note 2)                                     407,788
  Accounting fee (Note 2)                                                17,002
  Custodian fees                                                         21,515
  Transfer agency fees                                                   44,828
  Distribution fees (Note 2)                                            139,432
  Trustee expense (Note 2)                                                6,496
  Audit fees                                                             25,999
  Legal fees                                                             13,168
  Registration fees                                                      19,311
  Reports to shareholders                                                18,594
  Miscellaneous expense                                                  53,628
                                                                   ------------
    Total expenses                                                      767,761
                                                                   ------------
  Net investment income                                                  31,818
                                                                   ------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized loss on investments                                     (218,445)
  Net change in unrealized depreciation on investments               (8,173,753)
                                                                   ------------
                                                                     (8,392,198)
                                                                   ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS               $ (8,360,380)
                                                                   ============


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

CAPSTONE SERIES FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS
                                                                     GROWTH FUND
--------------------------------------------------------------------------------

                                              FOR THE YEAR       FOR THE YEAR
                                                  ENDED              ENDED
                                            OCTOBER 31, 2002   OCTOBER 31, 2001
                                            ----------------   ----------------
OPERATIONS:
  Net investment income                       $     31,818       $     59,482
  Net realized loss on investments                (218,445)        (2,824,949)
  Net change in unrealized
    depreciation on investments                 (8,173,753)       (18,336,382)
                                              ------------       ------------
Net decrease in net assets
  resulting from operations                     (8,360,380)       (21,101,849)
                                              ------------       ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                            (59,482)                --
  Net realized gain on investments                      --         (7,908,196)
                                              ------------       ------------
Net decrease in net assets resulting
  from distributions                               (59,482)        (7,908,196)
                                              ------------       ------------
CAPITAL SHARE TRANSACTIONS:
Increase (decrease) in net assets
  from Fund share transactions                  (4,993,310)         3,291,066
                                              ------------       ------------
Decrease in net assets                         (13,413,172)       (25,718,979)

NET ASSETS:
  Beginning of period                           58,840,569         84,559,548
                                              ------------       ------------
  End of period (including
    undistributed net investment
    income of $31,818 and $59,482,
    respectively)                             $ 45,427,397       $ 58,840,569
                                              ============       ============


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

CAPSTONE SERIES FUND, INC.
FINANCIAL HIGHLIGHTS                                                 GROWTH FUND
--------------------------------------------------------------------------------
The following tables set forth the per share operating performance data for a share of capital stock outstanding, total return ratios to average net assets and other supplemental data for each period indicated.


                                                                          YEARS ENDED OCTOBER 31,
                                             --------------------------------------------------------------------------------
                                                 2002             2001             2000             1999             1998
                                             -----------      -----------      -----------      -----------      -----------
NET ASSET VALUE, BEGINNING OF PERIOD         $     12.08      $     18.11      $     18.46      $     15.18      $     16.76
                                             -----------      -----------      -----------      -----------      -----------
INVESTMENT OPERATIONS:
  Net investment income (loss)                      0.01             0.01            (0.01)            0.02             0.12
  Net realized and unrealized gain (loss)
   on investments                                  (1.88)           (4.34)            0.97             4.04             2.11
                                             -----------      -----------      -----------      -----------      -----------
    Total from investment operations               (1.87)           (4.33)            0.96             4.06             2.23
                                             -----------      -----------      -----------      -----------      -----------
DISTRIBUTIONS FROM:
  Net investment income                            (0.01)              --            (0.02)           (0.12)           (0.16)
  Net realized gains                                  --            (1.70)           (1.29)           (0.66)           (3.65)
                                             -----------      -----------      -----------      -----------      -----------
    Total distributions                            (0.01)           (1.70)           (1.31)           (0.78)           (3.81)
                                             -----------      -----------      -----------      -----------      -----------
NET ASSET VALUE, END OF PERIOD               $     10.20      $     12.08      $     18.11      $     18.46      $     15.18
                                             ===========      ===========      ===========      ===========      ===========

TOTAL RETURN                                      (15.48)%         (25.73)            5.40%           27.77%           15.51%

RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period (in 000's)       $    45,427      $    58,841      $    84,560      $    86,234      $    71,539
  Ratios of expenses to average net assets          1.38%            1.27%            1.18%            1.18%            1.27%
  Ratio of net investment income (loss)
    to average net assets                           0.06%            0.08%           (0.07)%           0.11%            0.81%
  Portfolio turnover rate                             94%              58%              55%              70%              93%


(1)Annualized

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

CAPSTONE SERIES FUND, INC.
NOTES TO FINANCIAL STATEMENTS

OCTOBER 31, 2002
--------------------------------------------------------------------------------


(1)  ORGANIZATION

     Capstone Series Fund, Inc. (the "Company") was organized as a Maryland corporation and is registered under the Investment Company Act of 1940 (the "Act") as a diversified open-end management investment company. On January 22, 2002 the Company name was changed to Capstone Series Fund, Inc. from Capstone Growth Fund, Inc. and the Fund was redesignated Capstone Growth Fund. The Company currently consists of one diversified series: the Growth Fund (the "Fund"). The Growth Fund's investment objective is to seek long-term capital appreciation by primarily investing in common stocks that represent a broad spectrum of the economy.

     The Employee Stock Ownership Fund ("ESOF") commenced operations on January 29, 2002 as another diversified series of Capstone Series Fund, Inc. Due to ESOF not being able to garner any significant assets, the Company has decided to liquidate the Fund. The liquidation of ESOF was approved by the Board of Directors on October 25, 2002.

(2)  SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Company in the preparation of its financial statements.

     A.   VALUATION OF SECURITIES

          The Fund's investments in securities are carried at market value. Securities listed on an exchange or quoted on a national market system are valued at the last sales price. Other securities are quoted at the mean between the most recent bid and asked prices. Short-term obligations are valued at amortized cost.

     B.   FEDERAL INCOME TAXES

          No provision has been made for Federal income taxes on net income or capital gains, since it is the policy of the Fund to continue to comply with the special provisions of the Internal Revenue Code applicable to investment companies and to make sufficient distributions of income and capital gains to relieve the Fund from all, or substantially all, such taxes.

          Income and capital gains of the Fund are determined in accordance with both tax regulations and accounting principles gener-

CAPSTONE SERIES FUND, INC.
NOTES TO FINANCIAL STATEMENTS

OCTOBER 31, 2002
--------------------------------------------------------------------------------

          ally accepted in the United States of America. Such may result in temporary and permanent differences between tax basis earnings and earnings reported for financial statement purposes. Temporary differences that result in over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains. Permanent differences in the recognition of earnings are reclassified to additional paid-in capital. Distributions in excess of tax-basis earnings are recorded as return of capital.

     C.   USE OF ESTIMATES

          The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

     D.   REPURCHASE AGREEMENTS

          In connection with transactions in repurchase agreements, it is the Fund's policy that its custodian bank take possession of the underlying collateral securities, the fair value of which must be equal to the principal amount of the repurchase agreement including accrued interest throughout the term of the repurchase agreement. If the seller defaults and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited.

     E.   OTHER

          The Fund distributes its net investment income and net realized gains annually. Security transactions are accounted for on the date the securities are purchased or sold. Cost is determined, and gains and losses are based, on the identified cost basis for both financial statement and Federal income tax purposes. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Discounts and premiums on bonds purchased are amortized over the life of the bonds. Interest income and estimated expenses are accrued daily.

CAPSTONE SERIES FUND, INC.
NOTES TO FINANCIAL STATEMENTS

OCTOBER 31, 2002
--------------------------------------------------------------------------------


(3) INVESTMENT ADVISORY FEES, ADMINISTRATIVE FEES AND OTHER TRANSACTIONS WITH AFFILIATES

     The Fund has retained Capstone Asset Management Company ("CAMCO") as its Investment Adviser. Under the Investment Advisory Agreement (the "Agreement"), the Adviser is paid a monthly fee based on the average net assets at the annual rate of .75% on the first $50 million, .60% on the next $150 million, .50% for the next $300 million and .40% on assets over $500 million for the Growth Fund.

     Capstone Asset Planning Company ("CAPCO") serves as Distributor of the Fund's shares. CAPCO is an affiliate of the Adviser, and both are wholly owned subsidiaries of Capstone Financial Services, Inc. ("CFS").

     The Fund has adopted a Service and Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act whereby the Fund's assets are used to reimburse CAPCO for costs and expenses incurred with the distribution and marketing of shares of the Fund and servicing of the Fund's shareholders. Distribution and marketing expenses include, among other things, printing of prospectuses, advertising literature, and costs of personnel involved with the promotion and distribution of the Fund's shares. Under the Plan, the Fund pays CAPCO an amount computed at an annual rate of up to 0.25% of the Fund's average net assets (including reinvested dividends paid with respect to those assets). Of this amount, CAPCO may reallocate to securities dealers (which may include CAPCO itself) and other financial institutions and organizations (collectively, "Service Organizations") amounts based on the Fund's average net assets owned by stockholders for whom the Service Organizations have a servicing relationship. The Plan permits CAPCO to carry forward for a maximum of twelve months distribution expenses covered by the Plan for which CAPCO has not yet received reimbursement. For the year ended October 31, 2002, the Growth Fund incurred $139,432 in 12b-1 fees. Of this amount approximately 4.57% was paid to Service Organizations other than CAPCO.

     Certain officers and directors of the Funds who are also officers and directors of the Adviser, the Distributor or CFS, received no compensation from the Funds. For the year ended October 31, 2002, directors of the Fund who are not "interested persons" received directors' fees of $5,753.

CAPSTONE SERIES FUND, INC.
NOTES TO FINANCIAL STATEMENTS

OCTOBER 31, 2002
--------------------------------------------------------------------------------


(4)  CAPITAL STOCK

     At October 31, 2002 there were 4,451,889 shares outstanding in the Growth Fund. Transactions in capital stock were as follows:

                                       YEAR ENDED              YEAR ENDED
                                    OCTOBER 31, 2002        OCTOBER 31, 2001
                                    ----------------        ----------------
                                   SHARES      AMOUNT      SHARES      AMOUNT
                                   ------      ------      ------      ------
GROWTH FUND
Shares sold                        575,139   $7,410,976    391,750  $ 5,537,709
Shares issued to shareholders in
  reinvestment of distributions      3,866       50,259    444,110    6,657,206
                                  --------  -----------    -------  -----------
                                   579,005    7,461,235    835,860   12,194,915
Shares redeemed                   (997,666) (12,454,545)  (635,012)  (8,903,849)
                                  --------  -----------    -------  -----------
Net increase (decrease)           (418,661) $(4,993,310)   200,848  $ 3,291,066
                                  ========  ===========    =======  ===========


(5)  PURCHASES AND SALES OF SECURITIES

     Purchases and sales of investment securities (excluding short-term securities) by the Fund for the year ended October 31, 2002 were as follows:

                                           PURCHASES             SALES
                                         ------------        ------------
     GROWTH FUND                         $ 52,089,511        $ 57,228,001

     For Federal income tax purposes, the tax cost basis of investment securities owned, the aggregate gross unrealized appreciation, the aggregate gross unrealized depreciation and net unrealized appreciation (depreciation) as of October 31, 2002 were as follows:

                                    GROSS          GROSS        NET UNREALIZED
                                  UNREALIZED     UNREALIZED      APPRECIATION
                     TAX COST    APPRECIATION   DEPRECIATION    (DEPRECIATION)
                     --------    ------------   ------------    --------------
     GROWTH FUND   $49,457,419    $2,467,377    $ (6,362,935)    $ (3,895,558)


(6)  TAX MATTERS

     As of October 31, 2002, the components of distributable earnings on a tax basis for the Fund were as follows:

|------------------------------------------------------------------------------|
|                 UNDISTRIBUTED  UNDISTRIBUTED  UNDISTRIBUTED    UNREALIZED/   |
|                   ORDINARY       SHORT-TERM     LONG-TERM     APPRECIATION/  |
|                    INCOME          LOSS           LOSS       (DEPRECIATION)  |
|------------------------------------------------------------------------------|
|   Growth Fund     $31,818           --             --         $(3,895,558)   |
|------------------------------------------------------------------------------|

CAPSTONE SERIES FUND, INC.
NOTES TO FINANCIAL STATEMENTS

OCTOBER 31, 2002
--------------------------------------------------------------------------------


     The difference between book basis and tax-basis unrealized depreciation is attributable primarily to the tax deferral of losses on wash sales.

     As of October 31, 2002 the Fund had capital loss carryforwards and deferrals available for federal income tax purposes as follows:


|------------------------------------------------------------------------------|
|                       CAPITAL LOSS CARRYFORWARDS EXPIRING        DEFERRED    |
|                -------------------------------------------------  FOR TAX    |
|                       2008     2009      2010        TOTAL       PURPOSES    |
|------------------------------------------------------------------------------|
|   Growth Fund          --       --    $3,003,202   $3,003,202     $40,193    |
|------------------------------------------------------------------------------|


(7)  DISTRIBUTIONS TO SHAREHOLDERS

     The tax character of distributions paid for the years ending October 31, 2001 and October 31, 2002 were as follows:

           Distributions paid during the year ending October 31, 2002:

|------------------------------------------------------------------------------|
|                             ORDINARY              LONG-TERM                  |
|                              INCOME             CAPITAL GAINS       TOTAL    |
|------------------------------------------------------------------------------|
|   Growth Fund               $59,482               $      --        $59,482   |
|------------------------------------------------------------------------------|


           Distributions paid during the year ending October 31, 2002:

|------------------------------------------------------------------------------|
|                             ORDINARY              LONG-TERM                  |
|                              INCOME             CAPITAL GAINS       TOTAL    |
|------------------------------------------------------------------------------|
|   Growth Fund                $   --               $7,908,196     $7,908,196  |
|------------------------------------------------------------------------------|

CAPSTONE SERIES FUND, INC.
--------------------------------------------------------------------------------

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
CAPSTONE SERIES FUND, INC.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Capstone Series Fund, Inc. (comprising, the Growth Fund), as of October 31, 2002, and the related statement of operations for the year then ended, and the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Capstone Series Fund, Inc. (comprising, the Growth Fund) as of October 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

                                                BRIGGS, BUNTING & DOUGHERTY, LLP

Philadelphia, Pennsylvania
November 15, 2002


CAPSTONE SERIES FUND, INC.
DIRECTORS AND OFFICERS
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    NUMBER OF
                                               TERM OF                                            PORTFOLIOS IN         OTHER
                                             OFFICE AND                                              COMPLEX        DIRECTORSHIPS
                           POSITION(S)        LENGTH OF               PRINCIPAL OCCUPATION(S)      OVERSEEN BY         HELD BY
NAME, AGE AND ADDRESS       WITH FUND        TIME SERVED              FOR THE LAST FIVE YEARS       DIRECTOR           DIRECTOR
-----------------------------------------------------------------------------------------------------------------------------------
INTERESTED
DIRECTOR:
-----------------------------------------------------------------------------------------------------------------------------------
Edward L. Jaroski(1), 56  Chairman of the   Indefinite until     President (1992 to present) and       1          Director, Trustee
5847 San Felipe           Board, Executive  successor elected    Director (1987 to present) of                   and Officer of
Suite 4100                Vice President,   and qualified;       the Capstone Asset Management                    other Capstone
Houston, Texas 77057      Director          15 years.            Company; President and Director                  Funds.
                                                                 of Capstone Asset Planning
                                                                 Company and Capstone Financial

-----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT
DIRECTORS:
-----------------------------------------------------------------------------------------------------------------------------------
James F. Leary, 72        Director          Indefinite until     Managing Director of Benefit          1          Director and
2006 Peakwood Drive                         successor elected    Capital South West, Inc., 14800                  Trustee of: other
Garland, Texas 75044                        and qualified;       Quorum Drive, Suite 200, Dallas,                 Capstone Funds;
                                            4 years.             Texas 75240, 1998 to present;                    Associated
                                                                 Financial Consultant, Search                     Materials, Inc.,
                                                                 Financial Services, 1995 to 1998                 a siding and
                                                                                                                  industrial cable
                                                                                                                  manufacturer;
                                                                                                                  MESBIC Ventures,
                                                                                                                  Inc., a minority
                                                                                                                  enterprise small
                                                                                                                  business invest-
                                                                                                                  ment company;
                                                                                                                  Prospect Street
                                                                                                                  High Income Fund
                                                                                                                  and Prospect
                                                                                                                  Street Income
                                                                                                                  Shares, closed-
                                                                                                                  end mutual funds.

-----------------------------------------------------------------------------------------------------------------------------------

(1) Edward L. Jaroski is considered an "interested person" (as defined in the Investment Company Act of 1990) by virtue of his positions with Capstone Asset Management Company (the Fund's investment adviser) and Capstone Asset Planning Company (the Fund's distributor).


CAPSTONE SERIES FUND, INC.
DIRECTORS AND OFFICERS
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    NUMBER OF
                                               TERM OF                                            PORTFOLIOS IN         OTHER
                                             OFFICE AND                                              COMPLEX        DIRECTORSHIPS
                           POSITION(S)        LENGTH OF               PRINCIPAL OCCUPATION(S)      OVERSEEN BY         HELD BY
NAME, AGE AND ADDRESS       WITH FUND        TIME SERVED              FOR THE LAST FIVE YEARS       DIRECTOR           DIRECTOR
-----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT
DIRECTORS (CONTINUED)
-----------------------------------------------------------------------------------------------------------------------------------
John R. Parker, 56        Director          Indefinite until     Consultant, private investor          1          Director and
541 Shaw Hill                               successor elected    and Director of Nova Natural                     Trustee of: other
Stowe, Vermont 05672                        and qualified;       Resources, an oil, gas and                       Capstone Funds;
                                            7 years.             minerals company, 1995 to present.               Senior Vice
                                                                                                                  President of
                                                                                                                  McRae Capital
                                                                                                                  Management, Inc.,
                                                                                                                  1991 to 1995.
-----------------------------------------------------------------------------------------------------------------------------------
Bernard J. Vaughan, 74    Director          Indefinite until     Retired since 1993.                   1          Director of other
200 N. Wynnewood Avenue                     successor elected                                                     Capstone Funds;
Apt. #A-112                                 and qualified;                                                        Vice President of
Wynnewood, PA 19096                         9 years.                                                              Fidelity Bank and
                                                                                                                  First Fidelity
                                                                                                                  Bank, 1979 to
                                                                                                                  1993.
-----------------------------------------------------------------------------------------------------------------------------------
OFFICERS:
-----------------------------------------------------------------------------------------------------------------------------------
Dan E. Watson, 53         Executive Vice    Annual terms, or     Chairman of the Board (1992 to        1          Officer of other
5847 San Felipe           President         until successor is   present) and Director (1987 to                   Capstone Funds.
Suite 4100                                  appointed and        present) of Capstone Asset
Houston, Texas 77057                        qualified;           Management Company; Chairman of
                                            15 years.            the Board and Director of Capstone
                                                                 Asset Planning Company and
                                                                 Capstone Financial Services, Inc.,
                                                                 1987 to present.
-----------------------------------------------------------------------------------------------------------------------------------



CAPSTONE SERIES FUND, INC.
DIRECTORS AND OFFICERS
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    NUMBER OF
                                               TERM OF                                            PORTFOLIOS IN         OTHER
                                             OFFICE AND                                              COMPLEX        DIRECTORSHIPS
                           POSITION(S)        LENGTH OF               PRINCIPAL OCCUPATION(S)      OVERSEEN BY         HELD BY
NAME, AGE AND ADDRESS       WITH FUND        TIME SERVED              FOR THE LAST FIVE YEARS       DIRECTOR           DIRECTOR
-----------------------------------------------------------------------------------------------------------------------------------
OFFICERS (CONTINUED):
-----------------------------------------------------------------------------------------------------------------------------------
Linda G. Giuffre, 40      Secretary and     Annual terms, or     Vice President and Compliance         1          Officer of other
5847 San Felipe           Treasurer         until successor is   Officer of Capstone Financial                    Capstone Funds.
Suite 4100                                  appointed and        Services, Inc., Capstone Asset
Houston, Texas 77057                        qualified; 3 years.  Management Company and Capstone
                                                                 Asset Planning Company, November,
                                                                 1999 to present; Vice President
                                                                 and Treasurer of Capstone
                                                                 Financial Services, Inc., 1996 to
                                                                 1999; Secretary and Treasurer of
                                                                 Capstone Asset Planning Company,
                                                                 1996 to 1999; Vice President of
                                                                 Capstone Asset Management Company
                                                                 and Capstone Asset Planning
                                                                 Company, 1996 to 1998; Treasurer
                                                                 of Capstone Asset Planning
                                                                 Company, 1990 to 1996; Secretary
                                                                 of Capstone Asset Planning
                                                                 Company, 1995 to 1996
-----------------------------------------------------------------------------------------------------------------------------------
Terence P. Smith(2), 56   Assistant         Annual terms or      Managing Director, InCap Group,       1          Director, Avalon
InCap Group, Inc.         Secretary         until successor is   Inc., Conshohocken, Pennsylvania,                Capital Appre-
630-A Fitzwatertown Rd.                     appointed and        a mutual fund servicing and                      ciation Fund, a
Willow Grove, PA 19090                      qualified; 2 years.  distribution firm, since 2001;                   1940 Act
                                                                 Chief Executive Officer,                         Registered Fund
                                                                 Declaration Holdings, Inc.,                      since 1998;
                                                                 Conshohocken, Pennsylvania,                      Trustee and
                                                                 a mutual fund servicing and                      Secretary of
                                                                 distribution firm, from                          Pauze Fund,
                                                                 1987 to 2001; Trustee and                        a 1940 Act
                                                                 President of Declaration Fund,                   Registered Mutual
                                                                 a 1940 Act Registered Mutual Fund,               Fund Family, from
                                                                 from 1998 to 2000.                               1996 to 1999.
-----------------------------------------------------------------------------------------------------------------------------------

Additional information about the Fund's directors is available in the Statement of Additional Information, which is available, without charge, upon request, by calling 1-800-262-6631.

                          CGF  CAPSTONE GROWTH FUND
                               --------------------------------------
                               BUILDING WEALTH WHILE CONTROLLING RISK


Visit us online at
www.CAPCOfunds.com



                                     THE CAPSTONE GROUP
                                       OF MUTUAL FUNDS
                          =======================================

                          =======================================
                            EQUITY
                              CAPSTONE GROWTH FUND*
                              CSF LARGE CAP EQUITY INDEX FUND**
                              SERV LARGE CAP EQUITY FUND***
                              SERV SMALL CAP EQUITY FUND***
                          =======================================


                          =======================================
                            FIXED INCOME
                              SERV BOND FUND***
                              SERV SHORT-TERM BOND FUND***
                          =======================================


                          =======================================
                            INTERNATIONAL/GLOBAL
                              SERV INTERNATIONAL FUND***
                          =======================================



               * Series of the Capstone Series, Inc.
              ** Series of the Christian Stewardship Funds
             *** Series of the Capstone Social Ethics and Religious Values Fund

For more
complete
information
about the
Capstone
Growth Fund,
including
charges and
expenses,
contact the
Distributor at the
address below
to receive a
prospectus.                                 Capstone Asset Planning Company
Please read it                              5847 San Felipe, Suite 4100
carefully before          [LOGO OMITTED]    Houston, Texas 77057
you invest or                               1-800-262-6631
send money.                                 info@capstonefinancial.com